VIA EDGAR                                    September 13, 2024
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:    Symetra Deferred Variable Annuity Account ("Registrant") (File No. 811-04961)

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), Symetra Life Insurance Company (“Symetra Life”) on behalf of the Registrant, mailed to its contract owners the annual/semi-annual reports for the underlying management investment company listed below (the “Fund Company”). As required by Rule 30b2-1, this filing incorporates by reference the reports of the Fund Company(ies) listed below. Symetra Life understands that the Fund Companies have already filed these reports with the Securities and Exchange Commission.

Fund Company	1940 Act Registration No.
American Funds Insurance Series	811-03857
Deutsche DWS Variable Series II	811-05002
Pioneer Variable Contracts Trust /MA/	811-08786

Some of the funds included in each Fund Company’s annual/semi-annual report filings may not be available under every contract offered by the Registrant.

If you have any questions regarding this filing, please contact me at (515) 471-3381.

Sincerely,

/s/ David Dimitri

David Dimitri
Senior Counsel